UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




    Date of report (Date of earliest event reported):  June 3, 2002




                    JONES LANG LASALLE INCORPORATED
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                     001-13145              36-4150422
------------------------    --------------------        ---------------
(State or other juris-      (Commission File            (IRS Employer
diction of incorporation    Number)                     Identification
or organization)                                        No.)




     200 East Randolph Drive, Chicago, IL                  60601
     ------------------------------------               ----------
    (Address of principal executive office)             (Zip Code)




   Registrant's telephone number, including area code (312) 782-5800




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)













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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


     The following exhibit is included with this Report:

       Exhibit 99.1   Jones Lang LaSalle Investor Relations Presentation



ITEM 9.  REGULATION FD DISCLOSURE

     Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.




     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.










































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 3, 2002        JONES LANG LASALLE INCORPORATED



                            By:   /s/ Lauralee E. Martin
                                  ------------------------------
                                  Lauralee E. Martin
                                  Executive Vice President and
                                  Chief Financial Officer




















































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


                             EXHIBIT INDEX
                             -------------



Exhibit 99.1     Jones Lang LaSalle Investor Relations Presentation
































































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